Earnings (Loss) per share	12 Months Ended
Dec. 31, 2022
Text Block [Abstract]
Earnings (Loss) per share
24	Earnings (loss) per share
Basic

earnings (loss) per share attributable to common stockholders is computed by dividing net income (loss) attributable to common stockholders by the weighted average number of shares of common stock outstanding during the year.
Diluted earnings per share are computed by affecting all potential weighted average dilutive common stock, including options and restricted stock units.
The
following table contains the loss per share of the Group for the years ended December 31, 2022, 2021 and 2020:

	December 31, 2022	December 31, 2021	December 31, 2020

Loss attributable to the stockholders of the Group	(52,419)	(60,514)	(825)
Weighted average number of outstanding common shares (thousands)	190,695	181,554	168,350

Basic and diluted loss per share	(0.275)	(0.333)	(0.005)

As of December 2022, 2021 and 2020, the number of shares used to calculate diluted net loss per share of common stock attributable to common stockholders is the same as the number of shares used to calculate basic net loss per share of common stock attributable to common stockholders for the year presented because the potentially dilutive shares would have been anti-dilutive if included in the calculation. The number of the potentially dilutive shares that would have been anti-dilutive is disclosed in note 25.